Exhibit 99.1

INVESTOR PRESENTATION AI infrastructure in the places others overlook. SEPTEMBER 2026 BLACKJACK 30 MW total (planned) ROCKWOOD 10 MW total BRICKYARD 15 MW total TRUCKSTOP 50 MW total (planned) ILLUSTRATIVE SITE CONCEPTS / TOTAL SITE POWER 01

Disclaimer No Offer or Solicitation. This presentation has been prepared by Sphere 3D Corp., doing business as DarkHorse Technologies (the "Company"), for informational and discussion purposes only. It does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. Confidentiality. This presentation is confidential and is furnished solely for the use of the recipient. It may not be reproduced, redistributed, quoted or disclosed, in whole or in part, to any other person without the prior written consent of the Company. Forward-Looking Statements. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and forward-looking information within the meaning of applicable Canadian securities laws. These include, without limitation, statements regarding the Company's strategy, business plan, pipeline and development roadmap; operating, planned and total site power capacity, energization and construction timelines; proposed development projects and related substations, which remain subject to site control, zoning, regulatory, utility and other approvals; the potential conversion of sites to artificial intelligence or high-performance computing use, none of which is contracted; anticipated customers, tenants, contracts and revenue mix; completion of announced asset sales and divestitures; capital requirements, financing structures and use of proceeds; power costs and availability; and the expected effectiveness of the Company's name change and related change of ticker symbol. Words such as "may," "will," "expect," "plan," "anticipate," "target," "project," "believe," "estimate," "potential," "planned," "concept" and "pipeline" identify forward-looking statements, although not all forward-looking statements contain such words. These statements rest on assumptions the Company believes reasonable but which may prove incorrect, and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially, including those described under "Risk Factors" in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, available at www.sec.gov. Forward-looking statements speak only as of the date made, and the Company undertakes no obligation to update or revise them except as required by applicable law. Illustrative Information; No Guidance. Certain information, including per-megawatt revenue ranges, unit economics, capacity figures, pipeline estimates, cost metrics and valuation comparisons, is illustrative and presented for discussion purposes only. It does not constitute guidance, a projection, a forecast, or a representation or warranty as to future results, rests on assumptions that are inherently uncertain, and is subject to change without notice. The Company has no contracted artificial intelligence or high-performance computing revenue. Nothing herein should be relied upon as a promise or representation as to future performance. Site Information and Total Site Power. Sites are identified by internal project names. "Total site power" combines currently operating capacity with planned or potential capacity that is not energized, not contracted and, in certain cases, not yet subject to executed site control or utility agreements, and should not be read as existing operating capacity. Planned capacity is subject to site control, permitting, zoning, utility service, interconnection, equipment availability, financing and other conditions, any of which may prevent it from being realized on the anticipated timeline or at all. Concept Renderings. Images of facilities in this presentation are AI-generated concept renderings prepared for illustrative purposes. They do not depict existing, constructed, permitted or approved facilities, are not architectural or engineering drawings, and do not represent final site layouts, terrain, access, structures or equipment. All concepts remain subject to site, utility, supplier, permitting and engineering review and are expected to change. Valuation and Peer Comparisons. Comparisons to other companies, including market capitalization per megawatt and similar metrics, are presented for context only. Capacity definitions, disclosure conventions, asset mix, contract status, capital structure and business models vary materially among the companies referenced, and such comparisons may not be meaningful. Nothing herein constitutes a recommendation to buy, sell or hold any security, an opinion as to the value of any security, or investment, legal, accounting or tax advice. Recipients should conduct their own analysis and consult their own advisors. Third-Party and Industry Information. Market, industry and other information attributed to third-party research, publications, governmental bodies, utilities and news sources has been obtained from sources believed to be reliable, but the Company has not independently verified it and makes no representation or warranty as to its accuracy or completeness. Statements attributed to third parties, including public officials and utilities, reflect the statements of those parties and are not endorsements of the Company, its business or its securities. Financial Information. Financial information herein is unaudited unless otherwise indicated and is qualified in its entirety by the Company's financial statements and related notes contained in its filings with the Securities and Exchange Commission. Company Name and Ticker Symbol. The Company is Sphere 3D Corp., doing business as DarkHorse Technologies. Shareholders have approved a change of the Company's legal name to DarkHorse Technologies Inc., which will become effective upon the Company's continuance from Ontario to British Columbia. The Company has reserved the Nasdaq ticker symbol "DRK," and the change of ticker symbol remains subject to Nasdaq procedures and other conditions. Until those changes become effective, the Company's common shares continue to trade on the Nasdaq Capital Market under the symbol "ANY." Trademarks. Trade names, trademarks and service marks appearing herein are the property of their respective owners. DISCLOSURES INVESTOR PRESENTATION / SEPTEMBER 2026 02

Investment Summary – Building the Platform 01 Secured and Growing Power 50 MW operating across TVA plus a 100+ MW pipeline; energized sites skip multi-year interconnection queues. 02 Hidden Value in Existing Assets Legacy Bitcoin mining footprint is expected to create an infrastructure base to convert select sites to higher-value AI/HPC without greenfield delays. 03 Value/Multiple Expansion Through AI Conversion Illustrative revenue ladder implies the same MW has the potential to move from ~$0.4–1.0M/MW-yr mining/hosting to ~$1.6–2.4M as an AI powered shell and potentially higher GPU compute. 04 Valuation Disconnect We believe current equity value appears to reflect legacy mining economics, with limited credit for energized power, conversion optionality and pipeline upside. $0.43M market cap per MW vs. $1.25M small-cap peer median and $4.40M industry median. 05 Built for Inference 10–50 MW modular facilities target atomizable, latency- sensitive inference demand that hyperscale campuses may overlook. 06 Near-Term Catalysts First anchor AI/HPC customer and funded site conversion (selected site) are the next milestones; selected site conversions and contracted revenue mix can validate the platform. Power-first platform with existing energized assets, AI/HPC conversion optionality and identifiable execution milestones. Illustrative economics are not guidance. See Revenue Ladder slide for assumptions and context. INVESTMENT CASE INVESTOR PRESENTATION / SEPTEMBER 2026 03

INVESTMENT CASE

Valuation Disconnect – Market Cap per MW

Market capitalization per MW, $M, log scale


WhiteFiber (WYFI)
$72.65M
Applied Digital (APLD)
$45.83M
IREN (IREN)
$22.83M
Hut 8 (HUT)
$17.27M
Riot Platforms (RIOT)
$6.46M
Bitdeer (BTDR)
$2.34M
HIVE Digital (HIVE)
$1.92M
Soluna (SLNH)
$1.51M
Canaan (CAN)
$0.98M
Vulcan Infra. & Power (VIP)
$0.46M
DarkHorse (DRK)
$0.43M

Trading below small-cap peers

$0.43M/MW vs. $1.25M small-cap median (VIP, CAN, SLNH, HIVE) and $4.40M all-peer median.

We believe there is potential to re-rate the $/MW multiple

Contracted AI/HPC tenants and funded conversions. Both are DarkHorse's next milestones.

What we believe the gap reflects

AI/HPC-weighted names at $17–73M/MW are paid for contracted compute and tenants, not energized power alone.

DarkHorse trades at $0.43M per MW, roughly one-third of the small-cap peer median and a fraction of AI/HPC-weighted names.

Market Cap / MW = market capitalization ÷ latest disclosed operating, active, developed or managed MW; definitions vary by company. Medians exclude DRK.
Market caps as of Sep 8, 2026. DarkHorse 50 MW per company disclosure. Source: company filings, StockAnalysis, Every Megawatt.

DARKHORSE
INVESTOR PRESENTATION / SEPTEMBER 2026 04

01 DarkHorse overview INVESTOR PRESENTATION / SEPTEMBER 2026 05

Power-First Digital Infrastructure Platform 50 MW Operating Capacity 100+ MW Potential Expansion Pipeline 4 Data Centers Power Footprint Across Energy-Rich Regions: KY, TN Selective AI / HPC Conversion Active opportunities Competitive Economics ~$49/MWh All-In-Power Cost Our strategic focus is to monetize smaller, power- advantaged sites where speed, availability, and modular deployment can matter PLATFORM INVESTOR PRESENTATION / SEPTEMBER 2026 06

PLATFORM · THE DARKHORSE APPROACH

We already own what the queue can't produce

Bitcoin mining was the entry point. It left DarkHorse with energized megawatts, utility relationships, and modular build muscle. Exactly the inputs an AI factory needs.

THE ORIGIN · HOW WE GOT THE POWER

2022

Cathedra begins operating bitcoin-mining loads in rural TVA communities: low-cost modular builds, deep utility relationships.

JUN 2026

Cathedra Bitcoin and Sphere 3D (Nasdaq: ANY) combine, pairing energized sites with a NASDAQ listed platform and capital-markets access.

TODAY

50 MW operating across KY & TN (TVA) · 100+ MW pipeline · ~$49/MWh all-in power cost.

NEXT

Rebranding to DarkHorse: one platform converting overlooked, power-advantaged sites into AI factories.

THE PLAYBOOK · POWER INTO COMPUTE

01

Retrofit energized sites

Convert existing bitcoin-mining sites, with power contracts, interconnection and billing history already in hand, plus selective greenfield adjacent to secured power. Energized today beats a 4 to 7 year interconnection queue.

02

Prefab, modular builds

Data halls manufactured offsite and assembled onsite, compressing time-to-energization and easing skilled-labor constraints in smaller markets. Closed-loop cooling and battery backup, no diesel sprawl.

03

Sub-50 MW, inference-first

Right-sized 10–50 MW AI factories in the range hyperscale overlooks: capital-efficient footprints matched to atomizable, latency-sensitive inference demand.

The megawatt is the ingredient. **Compute is the product.**

DARKHORSE
INVESTOR PRESENTATION / SEPTEMBER 2026 07

PLATFORM · PORTFOLIO OVERVIEW

50 MW operating. 100+ MW in sight

ASSET	STATE	GRID	STATUS	CURRENT MW	EXPANDABLE TO	Planned Use
Brickyard 15 MW total	Kentucky	TVA	OPERATING	**15 MW**	-	AI Inference Hosting
Blackjack 30 MW total*	Kentucky	TVA	OPERATING	**15 MW**	30 MW total (planned)	AI Inference Hosting
Benjamin	Kentucky	TVA	OPERATING	**10 MW**	-	AI Inference Hosting
Rockwood 10 MW total	Tennessee	TVA	OPERATING	**10 MW**	-	AI Inference Hosting
Truckstop 50 MW total*	Kentucky	TVA	PIPELINE	-	**50 MW** total (planned)	Flagship AI factory · large, anchor client
TBD	TN / KY	TVA	PIPELINE	-	**50 MW** total (planned)	Pipeline site under evaluation
PLATFORM TOTAL				**50 MW**	**100+ MW pipeline**	

* Total site power includes planned capacity for Blackjack and Truckstop. Current MW shows operating capacity.

Excludes Hawkeye (Iowa, 8 MW). Truckstop pipeline project; pending zoning & approvals. Site data per company disclosures (darkhorse.inc / DarkHorse.com), Aug 2026.

DARKHORSE

INVESTOR PRESENTATION / SEPTEMBER 2026 08

TEAM

Leadership Built for the Infrastructure Transition

The DarkHorse team unites public-company finance, energy development, and digital-infrastructure operating experience.



Joel Block | CEO | Director

Capital Markets + Digital Infrastructure Operator

Former CFO of US Bitcoin Corp. Led the company's merger with Hut 8 and previously led the $750M Ionic Digital spin-out from the Celsius bankruptcy process. Member of YPO



Kurt Kalbfleisch | CFO | Director

PubCo Finance + Governance

20+ years of executive leadership experience at multiple NASDAQ-listed companies; former Sphere 3D CEO/CFO and now CFO of the combined company



Tom Masiero | Head of Strategy

Power Development & Infrastructure

Former Co-founder / COO of Great American Mining, sold to Crusoe Energy; helped grow Kungsleden's power capacity under management to an expected 90 MW



Tiah Reppas | CAO

Accounting & Reporting

20+ years of public accounting experience; provides financial controls and reporting continuity during the post-combination transition

Independent Directors



Tim Hanley | Chairman

Deloitte & Touche, former Senior Partner; audit, risk & operational leadership



Nicholas Gates | Independent Director

Priority Power, power & energy infrastructure; capital markets and governance



Marcus Dent | Independent Director

Ten31 & TFTC, Bitcoin investing and free-markets media (known as 'Marty Bent')

DARKHORSE

INVESTOR PRESENTATION / SEPTEMBER 2026 09

A Best-In-Class Technical Advisory Bench EA Advisors adds site-level technical diligence, hyperscale design perspective, and access to experienced design/build/operator networks as DRK evaluates AI/HPC monetization across its portfolio. Prior company experience of EA Advisors principals; shown for context only and does not imply current commercial relationships, endorsements, or partnerships with DarkHorse Michael Sweeney Senior Advisor Senior data-center architect bridging hyperscale and AI infrastructure. Currently AI Factory Architect at Phaidra, with prior architecture leadership across the world's largest cloud and modular-data-center programs. Phaidra · Microsoft · Salesforce · Oracle · Silent-Aire · Dell Alexis Stobbe Founder & Managing Partner Industry veteran spanning data-center design, critical power, and commercial leadership. Founder of EA Advisors, leading the firm's technical and operating diligence. Jacobs · Anord Mardix · Compass Datacenters Jason Okroy Senior Advisor Co-founded and led Salute Mission Critical, a global data-center services platform for hyperscale, colocation, and edge operators, scaling it as CEO through major international expansion. Salute Mission Critical TEAM INVESTOR PRESENTATION / SEPTEMBER 2026 10

02 Market opportunity INVESTOR PRESENTATION / SEPTEMBER 2026 11

MACRO · THE RACE FOR POWERED LAND

Everyone needs powered land. Few have it

01 · THE DEMAND

3.2 Quadrillion

AI tokens processed monthly by Google alone (May 2026)

Inference has gone vertical. Google's token volume is up ~330× in 24 months, and Goldman Sachs projects a further 70× rise in monthly volume by 2030. Every token needs an energized megawatt behind it.

→

02 · THE BUILD

780 GW

Of announced U.S. data center projects, vs. ~759 GW of total U.S. peak load

Only ~1/3 of the disclosed pipeline is in active development, and interconnection waits in core markets now run 4–7 years.

→

03 · THE WALL

200+

U.S. counties with data center moratoriums or restrictive zoning in force

$130B of projects were blocked or delayed in Q1 2026 alone as opposition groups doubled to 833 across 49 states. The constraint is not capital or chips. It is powered land that communities will approve.

THE OPPORTUNITY · WHY DARKHORSE

Powered land that is energized, permitted, and welcomed is the scarcest asset in AI. **DarkHorse already holds it: 50 MW energized today across TVA, a 100+ MW pipeline, and host communities that want the next build.**

50 MW
ENERGIZED TODAY

100+ MW
PIPELINE

Sources: Google I/O 2026; Goldman Sachs Research (May 2026); Aurora Energy Research; Wood Mackenzie (Mar 2026); Sightline Climate via Bloomberg; Data Center Watch Q1 2026; Dimetrics U.S. moratorium tracker (Aug 2026).

DARKHORSE

INVESTOR PRESENTATION / SEPTEMBER 2026 12

Demand For Power Continues to Accelerate Source: Morgan Stanley Research Estimates for GOOGL, AMZN, META, MSFT, and ORCL Hyperscaler Capex Growth Projections $261B $449B $805B $1,116B 2024A 2025A 2026E 2027E Hyperscaler Demand Rapidly Outgrowing Power Supply Global DC capacity demand 82 GW → 219 GW by 2030 (McKinsey). AI is ~70% of 2030 data-center demand. AI token volume compounding alongside the power capacity ramp, Google +20× YoY. Global Data Center Capacity Demand (GW) 2.7× growth by 2030 Source: McKinsey, 'The cost of compute' (Apr 2025). AI ~70% of 2030 demand. 82 219 2025 2030 DarkHorse's Unique Position in the Market Hyperscaler capex is racing toward ~$1,116B in 2027, powered land and interconnection agreements remain a bottleneck. DarkHorse has 50 MW operational accelerating the timeline for energization of AI workloads. Capital-efficient 10–15 MW HPC footprints absorb inference demand fast. MARKET OPPORTUNITY INVESTOR PRESENTATION / SEPTEMBER 2026 13

Fastest Growing Data Center Markets in the US 64% of new US data-center construction is in secondary/frontier markets 18% data centers as a share of TVA industrial load in 2025, projected to double by 2030 4–7 yrs typical U.S. grid-interconnection queue in core markets, energized TVA sites skip the line WHY WE BELIEVE SMALL & ENERGIZED WINS  Inference is atomizable & latency-sensitive, favors regional 10–15 MW sites.  DarkHorse's TVA power is live today, not stuck in a 4 to 7 year interconnection queue. 0 4 8 12 Existing (GW) Under construction (GW) Source: JLL North America Data Center Report Year-end 2025 Source: JLL North America Data Center Report MARKET OPPORTUNITY INVESTOR PRESENTATION / SEPTEMBER 2026 14

03 Development pipeline INVESTOR PRESENTATION / SEPTEMBER 2026 15

DEVELOPMENT / SITE CONCEPTS Four sites. AI infrastructure concepts. Blackjack 30 MW Total site power (planned) Modular conversion with battery storage Rockwood 10 MW Total site power Modular conversion with battery storage Brickyard 15 MW Total site power Modular conversion with battery storage Truckstop 50 MW Total site power (planned) Building concept with battery storage AI-generated concept renderings. Subject to site, utility, supplier and engineering review. INVESTOR PRESENTATION / SEPTEMBER 2026 16

COMMUNITY · VALUE-ADD

Development that pays its way

The backlash screens out developers who extract. DarkHorse builds the case for yes into the project itself: tax base, grid value, and shared infrastructure.

WHY THE COMMUNITY WINS

($38M)

TAX BASE

The host community's real-property assessments fell nearly $38M last year, with negative new growth. A data center adds high-value commercial tax base on minimal acreage.

↓ rates

THE GRID

The local utility's general manager told city council the projects pay for all required electric infrastructure and could help the utility avoid future rate increases.

~3 yrs

ALREADY LOCAL

DarkHorse's team has run a ~15 MW flexible compute site at the existing local substation for ~3 years. A known operator in town, not a stranger asking for trust.

TRUCKSTOP
50 MW total site power (planned)

A 50 MW pipeline project, anchored by a new substation DarkHorse pays for.

50 MW

Proposed data center development, in the sub-50 MW class DarkHorse targets

65 MW

New utility substation built for the project

15 MW

Of the new substation's capacity reserved for other utility customers and local growth

$8–10M

Substation investment funded by DarkHorse, not utility ratepayers

- TVA can serve the added load with no impact to the local utility's ~13,000 existing customers.
- Full published taxes from day one, with no abatements requested.
- The existing 15 MW mining site converts to AI compute; closed-loop cooling and battery backup.

Sources: local public records and company disclosures (July-August 2026). Truckstop project pending zoning and approvals.

DARKHORSE
INVESTOR PRESENTATION / SEPTEMBER 2026 17

04 Execution and capitalization INVESTOR PRESENTATION / SEPTEMBER 2026 18

EXECUTION

Phased Operating Plan

1 Optimize

Integrate Cathedra

Stabilize the platform

Preserve mining + hosting revenue base

Complete site-level readiness review

Underway

2 Qualify & Convert

Identify sites suitable for AI / HPC

Advance active HPC / AI opportunities

Secure first anchor customer / pilot

Define capex, timeline, and economics

Underway

3 Finance & Scale

Fund site expansion via capital-efficient structures

Advance pipeline toward 100+ MW

Grow contracted revenue mix

Lower cost of capital through execution

Underway

DarkHorse's near-term plan is to optimize its existing power footprint, qualify selected sites for higher-value compute, and use strategic capital to scale where customer demand and site economics justify the build

DARKHORSE

INVESTOR PRESENTATION / SEPTEMBER 2026 19

ECONOMICS · THE REVENUE LADDER

The megawatt is the ingredient. Compute is the product

We buy energized, overlooked power in the 10–50 MW range hyperscale ignores, put it to work the day we own it, then climb every megawatt up a revenue ladder. Mining pays the bills. AI factories can change the company.

ONE MEGAWATT · FOUR WAYS TO EARN

Same power. A different order of magnitude of revenue.



ASIC hosting
MINERS PAY FOR POWER + UPTIME
~$0.4M
/ MW-YR · THE BASELINE

Bitcoin self-mining
SELF-MINING MACHINES, SELF MARGIN
~$0.5–1M
/ MW-YR · ~2X · RIDES HASHPRICE

AI powered shell
LEASED TO A COMPUTE OPERATOR
~$1.6–2.4M
/ MW-YR · 4–6X · $130–200/KW-MO IT

AI factory · GPU compute[1]
COMPUTE SOLD BY THE HOUR
~$7–15M
/ MW-YR · 20X+

Illustrative industry ranges at sustained utilization · not guidance · bar scale compressed for legibility · figures: finance / IR to lock
[1] Implies ~$1.33–$2.85 / GPU-HR (~750 GPUs/MW IT · 80% utilization)

DARKHORSE
INVESTOR PRESENTATION / SEPTEMBER 2026 20

Capital Strategy 01 Capital Need Growth capital to fund identified site development and expansion, sized to the near-term pipeline and tied to milestones 02 Preferred Structures JV, project-level SPV, structured preferred, or milestone-based convertible preferred 03 Partner Profile Infrastructure capital, strategic operators, AI / HPC capital, family offices. Patient capital aligned to multi-year value creation Use of Proceeds Data Center Acquisitions Power-secured sites or development rights Selective Site Expansion (Capex) Expand existing power footprint HPC / AI Conversion Cooling upgrades; customer-specific fit-out Working Capital Only where tied to project execution What Capital Unlocks • Converts pipeline into contracted capacity • Bridges site readiness to revenue • Allows DarkHorse to retain upside without excessive common equity dilution • Creates follow-on financing path after milestones are achieved CAPITAL INVESTOR PRESENTATION / SEPTEMBER 2026 21

Investment Summary – Building the Platform 01 Secured and Growing Power 50 MW operating across TVA plus a 100+ MW pipeline; energized sites skip multi-year interconnection queues. 02 Hidden Value in Existing Assets Legacy Bitcoin mining footprint is expected to creates an infrastructure base to convert select sites to higher-value AI/HPC without greenfield delays. 03 Value/Multiple Expansion Through AI Conversion Illustrative revenue ladder implies the same MW has the potential to move from ~$0.4–1.0M/MW-yr mining/hosting to ~$1.6–2.4M as an AI powered shell and potentially higher GPU compute. 04 Valuation Disconnect We believe current equity value appears to reflect legacy mining economics, with limited credit for energized power, conversion optionality and pipeline upside. $0.43M market cap per MW vs. $1.25M small-cap peer median and $4.40M industry median. 05 Built for Inference 10–50 MW modular facilities target atomizable, latency- sensitive inference demand that hyperscale campuses may overlook. 06 Near-Term Catalysts First anchor AI/HPC customer and funded site conversion (selected site) are the next milestones; selected site conversions and contracted revenue mix can validate the platform. Power-first platform with existing energized assets, AI/HPC conversion optionality and identifiable execution milestones. Illustrative economics are not guidance. See Revenue Ladder slide for assumptions and context. INVESTMENT CASE INVESTOR PRESENTATION / SEPTEMBER 2026 22

05 Appendix INVESTOR PRESENTATION / SEPTEMBER 2026 23

Fully Diluted Shares Outstanding APPENDIX INVESTOR PRESENTATION / SEPTEMBER 2026 24 Fully Diluted Series I Preferred Shares Series H Preferred Shares Stock Options Restricted Stock Units Unexercised Warrants Shares Issued and Outstanding Common Shares and Equivalents at September 11, 2026 10,569,496 10,569,496 Common Shares 120,154 120,154 2022, 2026 Common Share Purchase Warrants1 873,643 873,643 2025 Common Share Purchase Warrants2 1,666,661 1,666,661 2026 Common Share Purchase Warrants3 1,411,573 1,411,573 Restricted Stock Units 48,551 48,551 Stock Options 2,300 2,300 Series H Preferred Shares 1,387,117 1,387,117 Series I Preferred Shares 16,079,495 1,387,117 2,300 48,551 1,411,573 2,660,458 10,569,496 Total 1. Each common share purchase warrant is entitled to purchase one share of common shares at a weighted average exercise price of $103.10. 2. Each common share purchase warrant is entitled to purchase one share of common shares at an exercise price of $9.40. 3. Each common share purchase warrant is entitled to purchase one share of common shares at an exercise price of $3.50.

APPENDIX / SITE CONCEPT Blackjack 30 MW total site power (planned) Modular conversion concept with battery storage. AI-generated concept rendering. Layout, terrain, access and equipment remain subject to engineering. INVESTOR PRESENTATION / SEPTEMBER 2026 25

APPENDIX / SITE CONCEPT Rockwood 10 MW total site power Compact modular conversion concept with battery storage. AI-generated concept rendering. Layout, terrain, access and equipment remain subject to engineering. INVESTOR PRESENTATION / SEPTEMBER 2026 26

APPENDIX / SITE CONCEPT Brickyard 15 MW total site power Modular conversion concept with separate battery storage. AI-generated concept rendering. Layout, terrain, access and equipment remain subject to engineering. INVESTOR PRESENTATION / SEPTEMBER 2026 27

APPENDIX / SITE CONCEPT Truckstop 50 MW total site power (planned) Two-story building concept with battery storage. AI-generated concept rendering. Layout, terrain, access and equipment remain subject to engineering. INVESTOR PRESENTATION / SEPTEMBER 2026 28